V.6 - FINAL
                          NOMURA ASSET ACCEPTANCE CORP.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2003-A3


                            $250 MILLION (+ or - 10%)
                                  (APPROXIMATE)


                        PRELIMINARY STRUCTURAL TERM SHEET
                                SEPTEMBER 9, 2003






                                 [LOGO] NOMURA



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

The attached structural terms and related tables and other statistical analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you by Nomura Securities International, Inc. ("Nomura") and not by Nomura Asset Acceptance Corp. ("NAAC") or any of its other affiliates. NAAC has not prepared or taken part in the preparation of these materials. None of Nomura, NAAC or any of their respective affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the final prospectus and prospectus supplement for the securities (collectively, the "Offering Documents"). The information herein is being provided for informational use solely in connection with the consideration of the purchase of the related securities by investors who are "qualified institutional buyers" as such term is defined under Rule144A of the Securities Act of 1933, as amended. Its use for any other purpose is not authorized. It may not be copied or reproduced, in whole or in part, nor may it be provided or distributed nor any of its contents disclosed to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, is based only on a statistical sample of Mortgage Loans (the "Statistical Pool") expected to be included in the trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in the Statistical Pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Final Pool"). The Statistical Pool may not necessarily represent a statistically relevant sample, notwithstanding any contrary references herein. Furthermore, it is expected that the Statistical Pool will be larger than the Final Pool, and the aggregate principal balances of the Mortgage Loans in the Final Pool will be reduced from the Statistical Pool as described in these Computational Materials. Although Nomura believes the information with respect to the Statistical Pool will be representative of the Final Pool (except with respect to aggregate principal balance of the Mortgage Loans, as described above), the collateral characteristics of the Final Pool may nonetheless vary from the collateral characteristics of the Statistical Pool.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying Mortgage Loans and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the Final Pool and the Statistical Pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

The Offering Documents discussed in this communication will be filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the Offering Documents relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. The Offering Documents may be obtained by contacting your Nomura account representative.

Please be advised that mortgage pass-through backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Certain classes of the offered certificates will be offered by the Underwriter at varying prices to be determined at the time of sale.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

AN INVESTOR OR POTENTIAL INVESTOR IN THE SECURITIES (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH PERSON OR ENTITY) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION (AS DEFINED IN UNITED STATES TREASURY REGULATION SECTION 1.6011-4) AND ALL DIRECTLY RELATED MATERIALS OF ANY KIND, INCLUDING OPINIONS OR OTHER TAX ANALYSES, THAT ARE PROVIDED TO SUCH PERSON OR ENTITY.




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

HOWEVER, SUCH PERSON OR ENTITY MAY NOT DISCLOSE ANY OTHER INFORMATION RELATING TO THIS TRANSACTION UNLESS SUCH INFORMATION IS DIRECTLY RELATED TO SUCH TAX TREATMENT AND TAX STRUCTURE.






RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

THE STRUCTURE
-------------

                              EXPECTED    INITIAL CREDIT                                                             APPROXIMATE (5)
          APPROXIMATE(1)     PERCENTAGE     ENHANCEMENT    ANTICIPATED RATING    INTIAL PASS-           PRINCIPAL(5)    EXPECTED
CLASS   PRINCIPAL BALANCE   OF PRINCIPAL   PERCENTAGE(2)  S&P/MOODY'S/FITCH(3)  THROUGH RATE(4)  WAL(5)    WINDOW       MATURITY
====================================================================================================================================
A-1       $  208,750,000       83.50%       [16.50%]         AAA/Aaa/AAA           [4.75%]        3.4   10/03 - 6/10      6/10
A-IO           (6)              (6)         [16.50%]         AAA/Aaa/AAA           [5.50%]       [1.1]       NA           3/06
M-1       $   19,375,000        7.75%        [8.75%]          AA/Aa2/AA            [5.30%]        3.4   10/03 - 6/10      6/10
M-2       $   13,125,000        5.25%        [3.50%]            A/A2/A            [L+1.70%]       3.4   10/03 - 6/10      6/10
B-1       $    8,750,000        3.50%        [0.00%]         BBB/Baa2/BBB         [L+3.50%]       3.4   10/03 - 6/10      6/10

(1) The Principal Balance of Each Class of Certificates is subject to a 10% variance.

(2) Credit Support for the B-1 class will be available from the Overcollateralization Amount, which is expected to be [0.00%] initially, growing to a target of [0.60%] of the stated principal balance of the mortgage loans as of the Cut-Off Date in addition to Excess Spread, which may or may not be available on any given Distribution Date.

(3) Expected Ratings are from a minimum of two of these three rating agencies. Final class sizes and Rating Agency support levels will be contingent on the final collateral pool, excess spread levels and other structural attributes.

(4)  Subject to the Net WAC Cap Rate (as defined herein)

(5) Assuming payment based on 100% "PPC" (as defined herein) to Optional Redemption (as defined herein); Duration is shown in place of WAL for the Class A-IO Interest Only Certificates

(6) The Class A-IO certificates will not have a Certificate Principal Balance, but will accrue interest at the stated Initial Pass-Through Rate based on a Notional Schedule. The Notional Balance for each accrual period for each Distribution Date (i) from October 2003 up to and including March 2005, the lesser of $[32,500,000] and the aggregate stated principal balance of the Mortgage Loans; for each accrual period for each Distribution Date(ii) from April 2005 up to and including September 2005, the lesser of $[25,000,000] and the aggregate stated principal balance of the Mortgage Loans; for each accrual period for each Distribution Date(iii) from October 2005 up to and including March 2006, the lesser of $[20,000,000] and the aggregate stated principal balance of the Mortgage Loans; and (iv)for each accrual period for each Distribution Date thereafter, $0.

---------

     o The collateral pool consists of one-to-four family fixed-rate mortgage loans secured by first (the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately [$250,000,000] as of the cut-off date.

     o    Credit     support     is     provided     through      subordination,
          overcollateralization and excess spread.

     o Principal distributions will be made on a pro-rata basis with respect to all certificates, other than Class A-IO.

     o Expected subordination to be approximately [16.5%] (+/-1%) for the Class A-1 Certificates.

     o The model used in these computational materials, referred to as the prospectus prepayment curve (PPC), is a prepayment assumption, which represents an assumed rate of prepayment each month throughout the life of a pool of mortgage loans similar to the Mortgage Loans, relative to the then outstanding principal balance of such pool. A 100% PPC assumes that the outstanding principal balance of a pool of mortgage loans prepays at a constant prepayment rate ("CPR") equal to 6% in the first month of the life of such pool, such rate increasing by approximately an additional 1.27% CPR (14%/11) each month thereafter through the twelfth month of the life of such pool, and such rate thereafter remaining constant at 20% CPR for the remainder of the life of such pool.

o

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW


DEPOSITOR:                         Nomura Asset Acceptance Corp. ("NAAC")

UNDERWRITER:                       Nomura Securities International, Inc.

SELLER:                            Nomura Credit & Capital, Inc. ("NCCI")


SERVICER:                          At closing,  Wells Fargo Mortgage Corporation
                                   will   service   approximately   42%  of  the
                                   portfolio.  Option One  Mortgage  Corporation
                                   will service the  remaining  portfolio.  NCCI
                                   will  retain the right to appoint a successor
                                   servicer   meeting   parameters   more  fully
                                   described in the final Offering Documents for those loans initially serviced by Option One
                                   Mortgage Corporation.


SPECIAL SERVICER:                  NAAC  and/or its  assignee  will  reserve the
                                   right to appoint a special servicer.

ORIGINATORS/SELLERS:               The Mortgage  Loans were  primarily  acquired
                                   from   Wells   Fargo   Home    Mortgage   LLC
                                   (approximately  41%),  and Staten Island Bank
                                   (21%),  The New York  Mortgage  Company  (6%)
                                   with  the   remainder   (approximately   32%)
                                   acquired   from   other   originators,   each
                                   accounting for no more than 5%.

TRUSTEE:                           JPMorgan Chase Bank

CUSTODIAN:                         JPMorgan Chase Bank

TYPE OF OFFERING:                  The certificates will be offered from time to
                                   time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

CUT-OFF DATE                       September 1, 2003

EXPECTED SETTLEMENT:               September 30, 2003

FIRST DISTRIBUTION DATE:           October 25, 2003

DISTRIBUTION DATE:                 25th or next business day

OPTIONAL REDEMPTION: At its option on or after the Distribution Date in March 2006, the majority holder of the Class C Certificates may purchase all of the outstanding certificates on or after the earlier of the (a) the 20% Clean-Up Call Date (as defined below) and (b) the Distribution Date occurring in September 2013.

                                   If the Optional Redemption is not exercised:


                                   (a) The pass-through interest rate on the Class A-1, Class M-1, Class M-2 and Class B-1 Certificates will increase by the Rate Increase. The
                                            "Rate  Increase"  is  equal  to  (a)
                                            after  the first  Distribution  Date
                                            after the 20%  Clean-Up  Call  Date,
                                            0.50%  per  annum;  or (b) after the
                                            first    Distribution   Date   after
                                            September 2013, 0.50% per annum; and


                                   (b) All net monthly excess cashflow that would otherwise have been distributed to Class C Certificateholders will be paid to the Class A-1, Class M-1, Class M-2, and Class B-1 Certificates, pro-rata, until their certificate principal balances are reduced to zero.

20% CLEAN UP CALL DATE:            The  first  Distribution  Date on  which  the
                                   aggregate stated principal balance of the mortgage loans as of the end of the related due period is less than or equal to 20% of the Cut-off Date Balance.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

SUMMARY OF TERMS


AVAILABLE DISTRIBUTION AMOUNT

                                    For any  Distribution  Date, an amount equal
                                    to the amount  available in the  Certificate
                                    Account  on  that  Distribution   Date.  The
                                    Available Distribution Amount will generally
                                    be  equal  to  the   aggregate   amount   of
                                    scheduled  and  unscheduled  payments on the
                                    mortgage  loans,   insurance   proceeds  and
                                    liquidation proceeds, received during the related Due Period, in each case net of amounts reimbursable to the Trustee and the Servicer and reduced by Servicing Fees.

NOTIONAL AMOUNT

                                    With respect to the class A-IO  Certificates
                                    the notional amount will be as follows:  For
                                    each  accrual  period for each  Distribution
                                    Date  (i)  from   October  2003  up  to  and
                                    including   March   2005,   the   lesser  of
                                    $[32,500,000]   and  the  aggregate   stated
                                    principal  balance  of the  Mortgage  Loans;
                                    (ii)  from  April  2005 up to and  including
                                    September 2005, the lesser of $[25,000,000] and the aggregate stated principal balance of the Mortgage Loans; (iii) from October 2005 up to and including March 2006, the lesser of $[20,000,000] and the aggregate stated principal balance of the Mortgage Loans; and (iv) thereafter, $0.

NET WAC CAP RATE

                                    (A) From the October 2003  Distribution Date
                                    up  to  and   including   the   March   2006
                                    Distribution Date, a per annum rate equal to
                                    (1) the weighted average of the net mortgage
                                    rates of the Mortgage  Loans as of the first
                                    day of the  month  preceding  the  month  in
                                    which such Distribution  Date occurs,  minus
                                    (2) the Pass-Through Rate for the Class A-IO
                                    Certificates  for  such   Distribution  Date
                                    multiplied by a fraction,  (x) the numerator
                                    of which is the Notional Amount of the Class
                                    A-IO Certificates  immediately prior to such
                                    Distribution  Date, and (y) the  denominator
                                    of which is the aggregate  stated  principal
                                    balance  of  the  Mortgage  Loans  as of the
                                    first day of the month  preceding  the month
                                    in which such Distribution Date occurs,  and
                                    (B) thereafter,  the weighted average of the
                                    net mortgage  rates of the Mortgage Loans as
                                    of the first day of the month  preceding the
                                    month  in  which  such   Distribution   Date
                                    occurs.

PASS-THROUGH RATES

                                    The  pass-through  rates  for each  class of
                                    certificates  (other  than  the  Class  A-IO
                                    Certificates)  will be the lesser of the per
                                    annum  fixed  rates  (or in the  case of the
                                    Class  M-2  Certificates  and the  Class B-1
                                    Certificates  the per annum  floating  rate)
                                    and the Net WAC Cap Rate.  The  pass-through
                                    rate for the Class A-IO Certificates will be
                                    (i) the lesser of  [5.50%]  for the first 30
                                    Distribution  Dates  following  the  Closing
                                    Date  and the  weighted  average  of the net
                                    mortgage  rates of the Mortgage  Loans as of
                                    the  first day of the  month  preceding  the
                                    month  in  which  such   Distribution   Date
                                    occurs; and (ii) for each Distribution Date thereafter, 0.00%.

INTEREST PAYMENTS

                                    On each Distribution Date holders of the certificates will be entitled to receive accrued interest at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that has not been previously paid.

                                    The  "Accrual  Period" for the  certificates
                                    (other than the Class M-2  Certificates  and
                                    Class B-1 Certificates) will be the calendar
                                    month  immediately  preceding  the  calendar
                                    month in which a  Distribution  Date occurs.
                                    The  "Accrual  Period"  for  the  Class  M-2
                                    Certificates and Class B-1 Certificates will
                                    be the period  from and  including  the 25th
                                    day  of the  calendar  month  preceding  the
                                    month in which a Distribution Date occurs to
                                    and  including  the 24th day of the calendar
                                    month  in  which  such   Distribution   Date
                                    occurs. Interest on the certificates (other than the Class M-2 Certificates and the Class B-1 Certificates) will be calculated based on a 360-day year that consists of twelve 30-day months and interest on the Class M-2

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

                                    Certificates and Class B-1 Certificates will be calculated based on a 360-day year and the actual number of days elapsed during the related Accrual Period.

MONTHLY INTEREST DISTRIBUTABLE AMOUNT

                                    For any Distribution  Date and each class of
                                    certificates, the amount of interest accrued
                                    during  the  related  Accrual  Period at the
                                    related pass-through rate on the Certificate
                                    Principal Balance or Notional Amount of such
                                    class immediately prior to such Distribution
                                    Date,  in each  case,  reduced by any Unpaid
                                    Interest  Shortfall Amounts plus any Monthly
                                    Interest   Distributable   Amount  remaining
                                    unpaid from any prior Distribution Date.

PRINCIPAL PAYMENTS

                                    On each  Distribution  Date the  holders  of
                                    each class of  certificates  (other than the
                                    Class A-IO  Certificates)  shall be entitled
                                    to  receive   distributions  in  respect  of
                                    principal  pro  rata  based  on the  related
                                    Certificate   Principal  Balances,   to  the
                                    extent of the Principal Distribution Amount, until such Certificate Principal Balances have been reduced to zero.

PRINCIPAL DISTRIBUTION AMOUNT

                                    With respect to any Distribution Date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT

                                    With  respect to any  Distribution  Date the
                                    excess  of  (i)  the  Principal   Remittance
                                    Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT

                                    With  respect  to  any   Distribution   Date
                                    occurring  (A) on or prior to the earlier of
                                    (1) the 20% Clean-Up Call Date,  and (2) the
                                    Distribution  Date in  September  2013,  the
                                    lesser  of  (x)  the  Net   Monthly   Excess
                                    Cashflow for such Distribution Date, and (y)
                                    the  Overcollateralization  Increase  Amount
                                    for   such   Distribution   Date;   and  (B)
                                    thereafter, the Net Monthly Excess Cashflow for such Distribution Date.

PRINCIPAL REMITTANCE AMOUNT

                                    With respect to any Distribution Date, the sum of:

                                    1. The principal portion of all scheduled monthly payments on the Mortgage Loans due on the related due date, to the extent received or advanced;

                                    2.  The principal portion of all proceeds of
                                        the repurchase of any Mortgage Loan (or,
                                        in the case of a  substitution,  certain
                                        amounts    representing    a   principal
                                        adjustment)  as  required by the pooling
                                        and  servicing   agreement   during  the
                                        preceding calendar month; and

                                    3.  The  principal   portion  of  all  other
                                        unscheduled  collections received during
                                        the preceding calendar month,  including
                                        full    and     partial     prepayments,
                                        liquidation   proceeds   and   insurance
                                        proceeds, in each case to the extent applied as recoveries of principal.

UNPAID INTEREST SHORTFALL AMOUNT

                                    With respect to any Distribution Date, a certificate's pro rata share, based on the amount of Monthly Interest Distributable Amount otherwise payable on such class of certificates on such Distribution Date, of
                                    (a) any Prepayment Interest Shortfalls,  and
                                    (b) any Relief Act Shortfalls, each to the extent not covered by Compensating Interest, plus interest on the amount of previously allocated Unpaid Interest Shortfall Amounts on such class of certificates that remains unpaid, at the pass-through rate for such class for the related Accrual Period.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

NET MONTHLY EXCESS CASHFLOW

                                    With respect to any  Distribution  Date, the
                                    sum of (1) any Overcollateralization Release
                                    Amount,  and  (2)  the  excess  of  (x)  the
                                    Available   Distribution   Amount  for  such
                                    Distribution  Date  over (y) the sum of such
                                    Distribution   Date  of  (A)   the   Monthly
                                    Interest   Distributable   Amount   for  the
                                    certificates,    and   (B)   the   Principal
                                    Remittance Amount.







RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS

                                    Distributions  on the  certificates  will be
                                    made on the 25th day of each  month (or next
                                    business   day).   The   payments   to   the
                                    certificates,  to the  extent  of  available
                                    funds,   will  be  made   according  to  the
                                    following priority:

                                    INTEREST DISTRIBUTIONS

                                        1.  Payment  of  the   related   Monthly
                                            Interest Distributable Amount to the
                                            holders  of the Class A-IO and Class
                                            A-1  Certificates,   on  a  pro-rata
                                            basis;

                                        2.  Payment  of  the   related   Monthly
                                            Interest Distributable Amount to the
                                            holders    of    the    Class    M-1
                                            Certificates;

                                        3.  Payment  of  the   related   Monthly
                                            Interest Distributable Amount to the
                                            holders    of    the    Class    M-2
                                            Certificates; and

                                        4.  Payment  of  the   related   Monthly
                                            Interest Distributable Amount to the
                                            holders    of    the    Class    B-1
                                            Certificates.

                                        On any Distribution Date, any Relief Act
                                        Shortfalls and any  Prepayment  Interest
                                        Shortfalls  to the extent not covered by
                                        Compensating   Interest   paid   by  the
                                        related   Servicer  will  be  allocated,
                                        first, in reduction of amounts otherwise
                                        distributable    to    the    Class    C
                                        Certificates,  and  thereafter,  to  the
                                        Monthly Interest Distributable Amounts with respect to the certificates on a pro rata basis, based on the respective amounts of interest accrued on such certificates for such Distribution Date.

                                    PRINCIPAL DISTRIBUTIONS

                                            Payment  of  principal  to the Class
                                            A-1,  Class M-1, Class M-2 and Class
                                            B-1  Certificates  will be paid on a
                                            pro  rata  basis.   The  Class  A-IO
                                            Certificates will not be entitled to
                                            receive  distributions in respect of
                                            principal.

                                    NET MONTHLY EXCESS CASHFLOW

                                        1.  Payment  to  the  holders  of  those
                                            classes   of    certificates    then
                                            entitled to receive distributions in
                                            respect of  principal,  in an amount
                                            equal   to   any   Extra   Principal
                                            Distribution Amount, payable to such
                                            holders  as  part  of the  Principal
                                            Distribution Amount;

                                        2.  Payment of Unpaid Interest Shortfall
                                            Amounts   first   pro  rata  to  the
                                            holders    of    the    Class    A-1
                                            Certificates    and    Class    A-IO
                                            Certificates,  then to the Class M-1
                                            Certificates,  then to the Class M-2
                                            Certificates and then to the holders
                                            of the  Class B-1  Certificates,  to
                                            the    extent     not     previously
                                            reimbursed;

                                        3.  Payment  of any  allocated  realized
                                            loss  amount to the  holders  of the
                                            Class M-1  Certificates;

                                        4.  Payment  of any  allocated  realized
                                            loss  amount to the  holders  of the
                                            Class M-2 Certificates;

                                        5.  Payment  of any  allocated  realized
                                            loss  amount to the  holders  of the
                                            Class B-1 Certificates; and

                                        6.  Payment  to the  Reserve  Fund  (the
                                            "Reserve  Fund") an amount  equal to
                                            the  sum  of  the   Net   WAC   Rate
                                            Carryover  Amounts,   if  any,  with
                                            respect to the offered certificates.


NET WAC RATE CARRYOVER AMOUNT


                                    With   respect   each   class   of   offered
                                    certificates  (other  than  the  Class  A-IO
                                    Certificates) and any distribution date on which the Pass-Through Rate is reduced by the Net WAC Cap Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such class would have been entitled to receive on such Distribution Date if the Pass-Through Rate applicable to such class would not have been reduced by the Net WAC Cap Rate on such Distribution Date over (y) the

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

                                    amount of interest paid on such distribution
                                    date  plus  (ii)  the  related  Net WAC Rate
                                    Carryover    Amount    for   the    previous
                                    Distribution     Date     not     previously
                                    distributed.

REALIZED LOSSES

                                    Any loss on a Mortgage Loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the related mortgage note.

ALLOCATION OF LOSSES

                                    Realized Losses on the mortgage loans will be allocated first to the Net Monthly Excess Cashflow, then to the Overcollateralized Amount, then to the Class B-1 Certificates, then to the Class M-2 Certificates, and then to the Class M-1 Certificates, in each case until the Certificate Principal Balance of such class has been reduced to zero.

                                    Once Realized  Losses have been allocated to
                                    the  Class  B-1  Certificates  and  Class  M
                                    Certificates,  such  amounts with respect to
                                    such  certificates  will  no  longer  accrue
                                    interest;  however, such amounts may be paid
                                    to the holders of the Class B-1 Certificates
                                    and   Class   M   Certificates   on   future
                                    Distribution Dates to the extent of funds available from Net Monthly Excess Cashflow.

ALLOCATED REALIZED LOSS AMOUNT

                                    With  respect to the Class B-1  Certificates
                                    and any  class of Class M  Certificates  and
                                    any  Distribution  Date,  an amount equal to
                                    the sum of any  Realized  Loss  allocated to
                                    that   class   of    certificates   on   the
                                    Distribution Date and any Allocated Realized
                                    Loss Amount for that class remaining unpaid from the previous Distribution Date.

OVERCOLLATERALIZATION INCREASE AMOUNT

                                    With respect to any  Distribution  Date, the
                                    amount,     if    any,    by    which    the
                                    Overcollateralization  Target Amount exceeds
                                    the   Overcollateralized   Amount   on  such
                                    Distribution  Date (after  giving  effect to
                                    distributions   in   respect  of  the  Basic
                                    Principal   Distribution   Amount   on  such
                                    Distribution Date).

OVERCOLLATERALIZED AMOUNT

                                    With respect to any  Distribution  Date, the
                                    amount,  if any, by which (i) the  aggregate
                                    principal  balance  of  the  Mortgage  Loans
                                    (after giving  effect to scheduled  payments
                                    of  principal  due  during the  related  due
                                    period,  to the extent received or advanced,
                                    and  unscheduled  collections  of  principal
                                    received   during  the  related   Prepayment
                                    Period,  and after  reduction  for  Realized
                                    Losses    incurred    during   the   related
                                    Prepayment    Period)   exceeds   (ii)   the
                                    aggregate  Certificate  Principal Balance of
                                    the  Certificates  as of  such  Distribution
                                    Date (after  giving  effect to the Principal
                                    Remittance   Amount   to  be  made  on  such
                                    Distribution Date).

OVERCOLLATERALIZATION RELEASE AMOUNT

                                    With respect to any  Distribution  Date, the
                                    lesser  of  (x)  the  Principal   Remittance
                                    Amount  for such  Distribution  Date and (y)
                                    the    excess,    if   any,   of   (i)   the
                                    Overcollateralized     Amount    for    such
                                    Distribution Date (assuming that 100% of the
                                    Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

                                    SUBORDINATION

                                            Initially,  [16.50]  % for the Class
                                            A-1  Certificates;  [8.75]%  for the
                                            Class M-1 Certificates;  [3.50]% for
                                            the Class M-2 Certificates.

                                    EXCESS SPREAD AND OVERCOLLATERALIZATION

                                            The  Mortgage  Loans are expected to
                                            generate   more   interest  than  is
                                            needed  to  pay   interest   on  the
                                            certificates  because  the  weighted
                                            average  net  interest  rate  of the
                                            Mortgage  Loans will be higher  than
                                            the  weighted  average  pass-through
                                            rate  on the  certificates  and,  as
                                            overcollateralization     increases,
                                            such higher interest rate is paid on
                                            a  principal   balance  of  Mortgage
                                            Loans   that  is  larger   than  the
                                            Certificate Principal Balance of the
                                            certificates.    Interest   payments
                                            received in respect of the  Mortgage
                                            Loans in excess of the  amount  that
                                            is  needed  to pay  interest  on the
                                            certificates   and   related   trust
                                            expenses  will  be  used  after  the
                                            first  Distribution  Date to  reduce
                                            the  total   Certificate   Principal
                                            Balance of such certificates  (other
                                            than the  Class  A-IO  certificates)
                                            until   a    required    level    of
                                            overcollateralization    has    been
                                            achieved. The initial amount of this
                                            overcollateralization     will    be
                                            [0.00%]  and is expected to build to
                                            a target  amount of  [0.60%]  of the
                                            initial  collateral   balance.   The
                                            Overcollateralized    Amount    will
                                            provide  credit support to the Class
                                            B-1 Certificates.

NET MORTGAGE RATE

                                    On any Mortgage Loan, the then applicable mortgage rate thereon minus the Servicing Fee and Other Rate.

SERVICING FEE RATE

                                    Servicing  and Other Fee Rate of  [0.250% to
                                    0.265%] per annum, payable monthly.

P&I ADVANCES

                                    Each  Servicer will be obligated to make, or
                                    cause to be made, cash advances with respect
                                    to  delinquent  payments  of  principal  and
                                    interest on the Mortgage  Loans  serviced by
                                    such  servicer to the extent  such  Servicer
                                    reasonably  believes  that such advances can
                                    be  repaid  from  future   payments  on  the
                                    related Mortgage Loans. These cash advances are only intended to maintain regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

REGISTRATION

                                    The   certificates   will  be  available  in
                                    book-entry  form  through  Depository  Trust
                                    Company,  Euroclear  and/Cedel to the extent
                                    provided   for   in   the   final   Offering
                                    Documents.

DENOMINATIONS

                                    The  certificates  are  issuable  in minimum
                                    denominations   of  an  original  amount  of
                                    $25,000 and multiples of $1,000 in excess thereof.

ERISA CONSIDERATIONS                The Offered  Certificates are expected to be
                                    ERISA eligible.

SMMEA ELIGIBILITY                   The  Class  A-1,  Class  A-IO and  Class M-1
                                    Certificates   are   expected  to  be  SMMEA
                                    eligible.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

PRICE/YIELD TABLE - CLASS A-1(1):
------------------------------------------------------------------------------------------------------------------
      PRICE/YIELD                                                     PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
         99-16                    4.82              4.84              4.86             4.89             4.92
         99-20                    4.81              4.81              4.82             4.83             4.84
         99-24                    4.79              4.78              4.77             4.76             4.75
         99-28                    4.77              4.76              4.73             4.70             4.67
        100-00                    4.75              4.73              4.69             4.64             4.58
        100-04                    4.74              4.70              4.65             4.58             4.50
        100-08                    4.72              4.68              4.61             4.52             4.42
        100-12                    4.70              4.65              4.56             4.45             4.33
        100-16                    4.68              4.62              4.52             4.39             4.25
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption         9.1               5.8               3.4              2.2              1.6
------------------------------------------------------------------------------------------------------------------
    Principal Window         Oct 03-Sept 13    Oct 03-Sept 13     Oct 03-Jun 10    Oct 03-Feb 08    Oct 03-Nov 06
------------------------------------------------------------------------------------------------------------------



PRICE/YIELD TABLE - CLASS M-1(1):
------------------------------------------------------------------------------------------------------------------
      PRICE/YIELD                                                     PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
         99-16                    5.38              5.39              5.41             5.43             5.46
         99-20                    5.36              5.36              5.37             5.37             5.37
         99-24                    5.34              5.34              5.32             5.31             5.29
         99-28                    5.33              5.31              5.28             5.24             5.20
        100-00                    5.31              5.28              5.24             5.18             5.12
        100-04                    5.29              5.26              5.19             5.12             5.03
        100-08                    5.27              5.23              5.15             5.06             4.95
        100-12                    5.25              5.20              5.11             4.99             4.87
        100-16                    5.24              5.17              5.07             4.93             4.78
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption         9.1               5.8               3.4              2.2              1.6
------------------------------------------------------------------------------------------------------------------
    Principal Window          Oct 03-Sept 13    Oct 03-Sept 13    Oct 03-Jun 10    Oct 03-Feb 08    Oct 03-Nov 06
------------------------------------------------------------------------------------------------------------------



PRICE/DISCOUNT MARGIN TABLE - CLASS M-2(1):
------------------------------------------------------------------------------------------------------------------
       PRICE/DM                                                       PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
         99-16                    176               180               186              193              202
         99-20                    175               177               182              188              194
         99-24                    173               175               178              182              186
         99-28                    172               172               174              176              178
        100-00                    170               170               170              170              170
        100-04                    168               168               166              164              162
        100-08                    167               165               162              158              154
        100-12                    165               163               158              153              146
        100-16                    164               160               154              147              138
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption        9.1               5.8               3.4              2.2              1.6
------------------------------------------------------------------------------------------------------------------
    Principal Window         Oct 03-Sept 13    Oct 03-Sept 13    Oct 03-Jun 10    Oct 03-Feb 08    Oct 03-Nov 06
------------------------------------------------------------------------------------------------------------------



PRICE/ DISCOUNT MARGIN TABLE - CLASS B-1(1):
------------------------------------------------------------------------------------------------------------------
       PRICE/DM                                                       PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
         99-16                    357               360               366              374              383
         99-20                    355               358               362              368              375
         99-24                    353               355               358              362              366
         99-28                    352               353               354              356              358
        100-00                    350               350               350              350              350
        100-04                    348               347               346              344              342
        100-08                    347               345               342              338              334
        100-12                    345               342               338              332              326
        100-16                    343               340               334              326              318
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption        9.1               5.8               3.4              2.2              1.6
------------------------------------------------------------------------------------------------------------------
    Principal Window         Oct 03-Sept 13    Oct 03-Sept 13    Oct 03-Jun 10    Oct 03-Feb 08    Oct 03-Nov 06
------------------------------------------------------------------------------------------------------------------

(1) Assumes exercise of Optional Redemption.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

PRICE/YIELD TABLE - CLASS A-IO(1):
------------------------------------------------------------------------------------------------------------------
      PRICE/YIELD                                                     PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
        10-17+                    8.27              8.27              8.27             8.27             8.27
        10-21+                    7.23              7.23              7.23             7.23             7.23
        10-25+                    6.21              6.21              6.21             6.21             6.21
        10-29+                    5.21              5.21              5.21             5.21             5.21
        11-01+                    4.22              4.22              4.22             4.22             4.22
        11-05+                    3.26              3.26              3.26             3.26             3.26
        11-09+                    2.32              2.32              2.32             2.32             2.32
        11-13+                    1.39              1.39              1.39             1.39             1.39
        11-17+                    0.49              0.49              0.49             0.49             0.49
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption        2.2               2.2               2.2              2.2              2.2
------------------------------------------------------------------------------------------------------------------
    Payment Window           Oct 03-Mar 06     Oct 03-Mar 06     Oct 03-Mar 06    Oct 03-Mar 06    Oct 03-Mar 06
------------------------------------------------------------------------------------------------------------------



DEC TABLE - CLASS A1, M1, M2, B1(2)(3):
------------------------------------------------------------------------------------------------------------------
   DISTRIBUTION DATE                                                  PPC
------------------------------------------------------------------------------------------------------------------
                                   0                 50               100              150              200
------------------------------------------------------------------------------------------------------------------
       Initial                    100               100               100              100              100
  September 25, 2004               98                89                79               70               61
  September 25, 2005               96                79                62               48               36
  September 25, 2006               95                69                49               33               21
  September 25, 2007               93                61                38               22               12
  September 25, 2008               91                54                30               15                6
  September 25, 2009               90                48                23               10                3
  September 25, 2010               87                42                18                6                1
  September 25, 2011               85                37                14                4                *
  September 25, 2012               83                32                10                2                0
  September 25, 2013               81                28                 8                1                0
  September 25, 2014               77                24                 5                *                0
  September 25, 2015               73                20                 4                0                0
  September 25, 2016               69                17                 2                0                0
  September 25, 2017               65                14                 1                0                0
  September 25, 2018               60                12                 *                0                0
  September 25, 2019               56                 9                 0                0                0
  September 25, 2020               52                 7                 0                0                0
  September 25, 2021               48                 6                 0                0                0
  September 25, 2022               43                 4                 0                0                0
  September 25, 2023               38                 3                 0                0                0
  September 25, 2024               33                 1                 0                0                0
  September 25, 2025               28                 *                 0                0                0
  September 25, 2026               22                 0                 0                0                0
  September 25, 2027               16                 0                 0                0                0
  September 25, 2028               10                 0                 0                0                0
  September 25, 2029                4                 0                 0                0                0
  September 25, 2030                0                 0                 0                0                0
  September 25, 2031                0                 0                 0                0                0
  September 25, 2032                0                 0                 0                0                0
  September 25, 2033                0                 0                 0                0                0
------------------------------------------------------------------------------------------------------------------
    WAL to Maturity              16.5               7.1               4.0              2.6              1.9
------------------------------------------------------------------------------------------------------------------
    Principal Window         Oct 03-Apr 30     Oct 03-Dec 25     Oct 03-Apr 19    Oct 03-Nov 14    Oct 03-Jan 12
------------------------------------------------------------------------------------------------------------------
WAL to Optional Redemption        9.1               5.8               3.4              2.2              1.6
------------------------------------------------------------------------------------------------------------------
    Principal Window         Oct 03-Sept 13    Oct 03-Sept 13    Oct 03-Jun 10    Oct 03-Feb 08    Oct 03-Nov 06
------------------------------------------------------------------------------------------------------------------

(1)  Assumes exercise of Optional Redemption.

(2)  "*" represents less than 0.5% of the original principal balance.

(3)  Assumes no exercise of Optional Redemption.

There is no assurance that prepayment of the Mortgage Loans will conform to any of the constant percentages of CPR described in the DEC Tables or any other constant rate, including, but not limited to, the rate used in structuring the Securities. Among other things, the DEC Tables assume that the Mortgage Loans prepay at the indicated constant percentage of CPR, notwithstanding the fact that such Mortgage Loans may vary substantially as to Note Rate and payment terms. Variations in actual prepayment experience for the Mortgage Loans will increase or decrease the percentages of initial principal balances (and weighted average lives) shown in the DEC Tables. There can be no assurance that the Mortgage Loans will have the assumed characteristics, that the purchase prices of the Securities will be as assumed, or that the pre-tax yields to maturity will correspond to any of the pre-tax yields shown herein. The actual prices to be paid on the Securities have not been determined and will be dependent on the characteristics of the Mortgage Pool as ultimately constituted.

The assumed characteristics used to create the above data will be described in the final Offering Documents.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.

NAAC 2003-A3         Preliminary Structural Term Sheet         September 9, 2003
--------------------------------------------------------------------------------

EXCESS SPREAD TABLE:

NET MONTHLY EXCESS CASHFLOW AS PERCENT (IN BASIS POINTS) OF COLLATERAL BALANCE-PRICING SCENARIO

--------------------------------------------------------------------------------
      DATE           EXCESS                     DATE          EXCESS
---------------------------                --------------------------
  Oct 25 - 03          88                    Mar 25 - 07        169
  Nov 25 - 03          86                    Apr 25 - 07        166
  Dec 25 - 03          86                    May 25 - 07        167
  Jan 25 - 04          84                    Jun 25 - 07        166
  Feb 25 - 04          83                    Jul 25 - 07        167
  Mar 25 - 04          84                    Aug 25 - 07        166
  Apr 25 - 04          81                    Sept 25 - 07       166
  May 25 - 04          81                    Oct 25 - 07        168
  Jun 25 - 04          79                    Nov 25 - 07        167
  Jul 25 - 04          78                    Dec 25 - 07        168
  Aug 25 - 04          76                    Jan 25 - 08        167
  Sep 25 - 04          75                    Feb 25 - 08        167
  Oct 25 - 04          74                    Mar 25 - 08        169
  Nov 25 - 04          71                    Apr 25 - 08        168
  Dec 25 - 04          70                    May 25 - 08        169
  Jan 25 - 05          68                    Jun 25 - 08        168
  Feb 25 - 05          66                    Jul 25 - 08        169
  Mar 25 - 05          67                    Aug 25 - 08        168
  Apr 25 - 05          85                    Sep 25 - 08        169
  May 25 - 05          85                    Oct 25 - 08        170
  Jun 25 - 05          82                    Nov 25 - 08        169
  Jul 25 - 05          82                    Dec 25 - 08        170
  Aug 25 - 05          79                    Jan 25 - 09        169
  Sep 25 - 05          78                    Feb 25 - 09        170
  Oct 25 - 05          95                    Mar 25 - 09        173
  Nov 25 - 05          92                    Apr 25 - 09        170
  Dec 25 - 05          92                    May 25 - 09        171
  Jan 25 - 06          90                    Jun 25 - 09        171
  Feb 25 - 06          88                    Jul 25 - 09        172
  Mar 25 - 06          90                    Aug 25 - 09        171
  Apr 25 - 06         164                    Sep 25 - 09        171
  May 25 - 06         165                    Oct 25 - 09        173
  Jun 25 - 06         164                    Nov 25 - 09        172
  Jul 25 - 06         165                    Dec 25 - 09        173
  Aug 25 - 06         165                    Jan 25 - 10        172
  Sep 25 - 06         165                    Feb 25 - 10        173
  Oct 25 - 06         166                    Mar 25 - 10        176
  Nov 25 - 06         165                    Apr 25 - 10        173
  Dec 25 - 06         166                    May 25 - 10        175
  Jan 25 - 07         165                    Jun 25 - 10        174
  Feb 25 - 07         165                  --------------------------
--------------------------

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE
2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR NOMURA ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN ANY SUBSEQUENTLY DISTRIBUTED COMPUTATIONAL MATERIALS AND THE OFFERING DOCUMENTS. THE DEPOSITOR HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THE COMPUTATIONAL MATERIALS. THE DEPOSITOR IS NOT RESPONSIBLE FOR THE ACCURACY OF THE COMPUTATIONAL MATERIALS, AND HAS NOT AUTHORIZED THE DISSEMINATION OF THE COMPUTATIONAL MATERIALS. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.